SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2004

COMMISSION FILE NUMBER 1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	61-0985936 (I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1	Slide show presentation first presented by NS Group, Inc. on March 3, 2004

Item 9. REGULATION FD DISCLOSURE

     NS Group, Inc. plans to present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing March 3, 2004. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: March 3, 2004	By:	/s/ Thomas J. Depenbrock

Thomas J. Depenbrock
Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	March 3, 2004 Slide Presentation